                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes Robert E. Lowder, Young J. Boozer, III, W. Flake Oakley, IV and Sarah H. Moore, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

         Hereby executed by the following persons in the capacities indicated on January 19, 2000, in Montgomery, Alabama.


     /s/ Robert E. Lowder                        Chairman of the Board
    ----------------------------                 and Chief Executive Officer
    Robert E. Lowder


    /s/ Lewis Beville                            Director
    ----------------------------
    Lewis Beville


    /s/ William Britton                          Director
    ----------------------------
    William Britton


    /s/ Jerry J. Chesser                         Director
    ----------------------------
    Jerry J. Chesser

    /s/ Augustus K. Clements, III                Director
    ----------------------------
    Augustus K. Clements, III


    /s/ Robert Craft                             Director
    ----------------------------
    Robert Craft


    /s/ Patrick F. Dye                           Director
    ----------------------------
    Patrick F. Dye


    /s/ Clinton O. Holdbrooks                    Director
    ----------------------------
    Clinton O. Holdbrooks


    /s/ Harold D. King                           Director
    ----------------------------
    Harold D. King

    /s/ John Ed Mathison                         Director
    ----------------------------
    John Ed Mathison


    /s/ Milton E. McGregor                       Director
    ----------------------------
    Milton E. McGregor


    /s/ John C. H. Miller, Jr.                   Director
    ----------------------------
    John C. H. Miller, Jr.


    /s/ Joe D. Mussafer                          Director
    ----------------------------
    Joe D. Mussafer


    /s/ William E. Powell, III                   Director
    ----------------------------
    William E. Powell, III


    /s/ James W. Rane                            Director
    ----------------------------
    James W. Rane


    /s/ Frances E. Roper                         Director
    ----------------------------
    Frances E. Roper


    /s/ Simuel Sippial                           Director
    ----------------------------
    Simuel Sippial


    /s/ Ed V. Welch                              Director
    ----------------------------
    Ed V. Welch